Taxes on Income	12 Months Ended
Dec. 31, 2019
Notes to Consolidated Financial Statements [Abstract]
Note 16 - Taxes on Income

Note 16 - Taxes on Income

A. Taxation of companies in Israel

1. Income tax rates

Presented hereunder are the Israeli statutory tax rates relevant to the Company in the years 2017–2018 and after:

2017 – 24%

2018 and after 23%

The current taxes for the periods reported are calculated in accordance with the tax rates shown above.

2. Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (hereinafter – the Encouragement Law)

a) Beneficiary Enterprises

The production facilities of some of the Company’s subsidiaries in Israel (hereinafter – the Subsidiaries) have received “Beneficiary Enterprise” status under the Encouragement law after Amendment No. 60 to the Law published in April 2005. The benefit granted to the Company is mainly a preferred tax rate.

A company having a “Beneficiary Enterprise” that distributes a dividend out of exempt income, will be subject to companies tax in the year in which the dividend was distributed on the amount distributed (including the amount of the companies tax applicable due to the distribution) at the tax rate applicable under the Encouragement Law in the year in which the income was produced, had it not been exempt from tax.

As at December 31, 2019, the temporary difference related to distribution of a dividend from exempt income, in respect of which deferred taxes were not recognized, is in the amount of about $705 million of distributable amount and about $176 million of related taxes.

Note 16 - Taxes on Income (cont’d)

A. Taxation of companies in Israel (cont’d)

2. Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (cont’d)

a) Beneficiary Enterprises (cont'd)

Under the “Ireland” track, the company paid a reduced tax rate of 11.5% as of 2008 on parts of its income. The benefit deriving from the "Ireland" track ended in 2017, other than with respect to a single entity in Israel for which entitlement will end in 2021, assuming the entity will generate sufficient taxable income by then.

The part of taxable income entitled to benefits at reduced tax rates is calculated based on the ratio of the turnover of the “Beneficiary Enterprise” to the Company’s total turnover. The turnover attributed to the “Beneficiary Enterprise” is generally calculated according to the increase in the turnover compared to a “base” turnover, which is the average turnover in the three years prior to the year of election of the “Beneficiary Enterprise”.

b) Preferred Enterprises

In December 2010, the Israeli Knesset approved the Economic Policy Law for 2011‑2012, whereby the Encouragement law, was amended (hereinafter – the Amendment). The Amendment is effective from January 1, 2011 and its provisions apply to preferred income derived or accrued by a Preferred Enterprise, as defined in the Amendment, in 2011 and thereafter.

The Amendment does not apply to an Industrial Enterprise that is a mine, or any other facility for production of minerals or a facility for exploration of fuel. Therefore, ICL plants that are defined as mining plants and mineral producers will not be able to take advantage of the tax rates included as part of the Amendment.

The tax rates applicable to Preferred Enterprises in Israel as of FY 2016 and onwards are:

                        Preferred Enterprises located in Development Area A – 7.5%.
                        Preferred Enterprises located in the rest of the country – 16%.

In November 2015, the Economic Efficiency Law was passed by the Knesset, which expanded the exception to all of the Enterprise’s activities up to the time of the first marketable product (for additional details – see Section 4 below). Nonetheless, tax benefits to which a Beneficiary Plant was entitled were not cancelled in respect of investments up to December 31, 2012. Therefore, such plants are able to utilize the tax benefits in respect of qualifying investments made up to December 31, 2012, in accordance with the provisions of the old law.

It is further provided in the Amendment that tax will not apply to a dividend distributed out of preferred income to a shareholder that is an Israeli‑resident company. A dividend distributed out of preferred income to a shareholder that is an individual or a foreign resident is subject to tax at a rate of 20%, unless a lower tax rate applies under a relevant treaty for prevention of double taxation.

Note 16 - Taxes on Income (cont’d)

A. Taxation of companies in Israel (cont’d)

3. The Law for the Encouragement of Industry (Taxation), 1969

  Some of the Company’s Israeli subsidiaries are “Industrial Enterprise”, as defined in the above‑mentioned law. In respect of buildings, machinery and equipment owned and used by any "Industrial Enterprise", the Company is entitled to claim accelerated depreciation as provided by the Income Tax Regulations – Adjustments for Inflation (Depreciation Rates), 1986 which allow accelerated depreciation to any "Industrial Enterprise" as of the tax year in which each asset is first placed in service.
                       The Industrial Enterprises owned by some of the Company's Israeli subsidiaries have a common line of production or similar industrial branch activity and, therefore, they file, together with the Company, a consolidated tax return in accordance with Section 23 of the Law for the Encouragement of Industry. Accordingly, each of the said companies is entitled to offset its tax losses against the taxable income of the other companies.

4. The Law for Taxation of Profits from Natural Resources

The Law for Taxation of Profits from Natural Resources (hereinafter – the Law), is effective since January 1, 2016. The government take on natural resources in Israel includes three elements: Royalties, Natural Resources Tax and Corporate Income Tax. The highlights of the Law are set forth below:

Royalties:

In accordance with the Mines Ordinance, the rate of the royalties, in connection with resources produced from the quarries, will be 5%. For production of phosphates, the royalty rate is 5% of the value of the quantity produced.

Imposition of Natural Resources Tax:

The Natural Resources Tax is applied for all minerals from 2016 and for Potash from 2017. The tax base, which will be calculated for every mineral separately, is the mineral’s operating income in accordance with the accounting statement of income, to which certain adjustments will be made.
The taxable profit is based on the mineral operating income, as adjusted, after a deduction of 5% of the mineral’s year end working capital, and an amount that reflects a yield of 14% on the value of property, plant and equipment used for production and sale of the quarried material (hereinafter –Yield).

On the tax base, as stated, a progressive tax will be imposed at a rate to be determined based on the Yield in that year. For a Yield between 14% and 20%, Natural Resources Tax will be imposed at the rate of 25%, while yield in excess of 20% will be subject to Natural Resources Tax at the rate of 42%. In years in which the Natural Resources Tax base is negative, the negative amount will be carried forward from year to year and will constitute a tax shield in the succeeding tax year. The above computations, including the right to use prior years’ losses, are made separately, without taking into account setoffs, for each natural resource production and sale activity.

Note 16 - Taxes on Income (cont'd)

A. Taxation of companies in Israel (cont'd)

4. The Law for Taxation of Profits from Natural Resources (cont’d)

Imposition of Natural Resources Tax: (cont'd)

Limitations on the Natural Resources Tax – the Natural Resources Tax will only apply to profits deriving from the actual production and sale of each of the following resources: potash, bromine, magnesium and phosphates, and not to the profits deriving from the downstream industrial activities. Calculation of the Natural Resources Tax will be made separately for every mineral mining concession. Nonetheless, regarding Magnesium, it was provided that commencing from 2017, upon sale of carnalite by DSW to Magnesium and reacquisition of a Sylvinite by‑product by DSW, Magnesium will charge DSW $100 per tonne of potash which is produced from the Sylvinite (linked to the CPI).

A mechanism was provided for determination of the market price with respect to transactions in natural resources executed between related parties in Israel, as well as a mechanism for calculation of the manner for allocation of the expenses between the production and sale of the natural resource, on the one hand, and the downstream activities, on the other hand.

Regarding the bromine resource, the Natural Resources Tax will apply in the same manner in which it applies to the other natural resources, except with respect to the manner of determining the transfer price of bromine in sales made to related parties in and outside of Israel which use the bromine for bromine compounds manufacturing. This bromine price shall be determined according to the higher of the following:

                        Actual price in the sale transaction.
                        A price which will keep an operating profit with the bromine compounds manufacturer of 12% out of the revenue it generates from bromine compounds sales.

Regarding the phosphate resource, the sale price of phosphate sold to related parties for purposes of downstream manufacturing activities in every tax year, shall be the higher of:

                        Actual price in the sale transaction.
                        A price which will keep an operating profit with the downstream products manufacturer of 12% out of the revenue it generates from downstream phosphate made of products sales.
                        The production and operating costs attributable to a unit of phosphate.

The Company took an alternative tax filing position, according to which, all the Dead Sea minerals should be taxed as a unified mineral under the above-mentioned mechanism as the natural resource that is used by the company is the Dead-Sea brine.

Note 16 - Taxes on Income (cont'd)

4. The Law for Taxation of Profits from Natural Resources (cont’d)

Corporate income Tax:

The Law for Encouragement of Capital Investments was revised such that the definition of a “Plant for Production of Quarries” will include all the plant’s activities up to production of the first marketable natural resource, of potash, bromine, magnesium and phosphates. Accordingly, activities involved with production of the resource will not be entitled to tax benefits under the Law, whereas activities relating to downstream products, such as bromine compounds, acids and fertilizers, will be entitled to tax benefits under the Law.

The Natural Resource Tax will be deductible from the Company's taxable income and the Company will pay the Corporate Tax on the balance as is customary in Israel.

B. Taxation of non-Israeli subsidiaries

Subsidiaries incorporated outside of Israel are assessed for tax under the tax laws in their countries of residence. The principal tax rates applicable to the major subsidiaries outside Israel are as follows:

Country	Tax rate	Note
Brazil	34%
Germany	29%
United States	26%	(1)
Netherlands	25%	(2)
Spain	25%
China	25%
United Kingdom	19%	(3)

                In 2017, the U.S. government enacted comprehensive tax legislation which significantly revises the future ongoing U.S. federal corporate income tax by, among others, lowering U.S. corporate income tax rates and implementing a territorial tax system, commencing January 2018. The tax rate above is an estimated average and includes federal and states tax. Different rate may apply in each specific state.
                The tax rate in the Netherlands will be reduced to 21.7% commencing 2021.
                The tax rate in the UK will be reduced to 17% commencing April 1, 2020. There are current discussions in the UK to defer this tax reduction.

Note 16 - Taxes on Income (cont'd)

C. Carried forward tax losses

As at December 31, 2019, the balances of the carryforward tax losses of subsidiaries for which deferred taxes were recorded, is about $181 million (December 31, 2018 – about $477 million).

As at December 31, 2019, the balances of the carryforward tax losses to future years of subsidiaries for which deferred taxes were not recorded, is about $363 million (December 31, 2018 – about $322 million).

As at December 31, 2019, the capital losses for tax purposes available for carryforward to future years for which deferred taxes were not recorded is about $165 million (December 31, 2018 – about $134 million).

As at December 31, 2019, there were no capital losses for tax purposes available for carryforward to future years for which deferred taxes were recorded (December 31, 2018 – about $15 million).

D. Tax assessments

                        The Company and the main operational companies in Israel (DSW, Rotem, Bromine, DSM, BCL and F&C), along with most of the other companies in Israel, have received final tax assessments up to and including 2011. The main subsidiaries outside of Israel have final tax assessments up to and including 2013 - 2015.
                        Israel - In December 2018, the Israeli Tax Authorities (hereinafter - the ITA) rejected the company's objection relating an assessment issued to the Company and to certain Israeli subsidiaries, and demanded an additional tax payment, for the years 2012‑2014, in the amount of $83 million. The Company disputes the assessment and filed an appeal to the Jerusalem District Court. In the Company’s estimation, it is more likely than not that the majority of its appeal will be accepted.
                        The Company's subsidiary in Belgium recognized a notion deduction on its capital, based on its interpretation of the Belgian tax law, which was validated by the Court of Appeals in Belgium. The tax authorities disputed the eligibility of the deduction by appealing to the Supreme Court against the Court of Appeals' resolution and issuing tax assessments in a total amount of $27 million for the years commencing 2010. In May 2019, the Supreme Court decided to cancel the said favorable resolution of the Court of Appeals and instructed that the case will return for further hearing in the Court of Appeals in another district. The Company believes it is more likely than not that its tax position will be accepted.
                        Spain and Germany - The Company's subsidiaries in those countries were under tax audits for the years 2012-2015, which were concluded in 2019 with no material financial consequences. The full tax liability for those audits was either paid or accrued for in the company books.

Note 16 - Taxes on Income (cont'd)

E. Uncertain Tax Position

The measurement of the estimated Tax provisions requires judgment related to certain tax positions, which may result in future demand for additional tax payments by the Tax authorities. A tax provision is recorded only when the Company estimates that the chances of its position to be accepted are lower than the chances it will be rejected. It is possible that the tax authorities will demand additional tax payments that are not known to the Company at this stage.

The Law for Taxation of Profits from Natural Resources in Israel (hereinafter – the Law) is a new law that entered into effect with respect to the bromine, phosphate and magnesium minerals in 2016, and with regard to the potash mineral, in 2017. As at the date of the report, no regulations have yet been issued under the Law (except regarding advances on account of tax payments regulations published in July 2018), no circulars have been published and no court decisions have been rendered as to the implementation of this new Law that was imposed, to the best of the Company's knowledge, only on one other company. The subsidiaries Dead Sea Works, Dead Sea Bromine and Dead Sea Magnesium (hereinafter - the Subsidiaries) financial statements, serve as a basis for the mineral based financial reports required to be filed for tax calculation under the Law. Such calculation involves interpretations and assumptions on a number of significant matters, which require management’s judgment.

Based on the Company’s understanding of the law, its position is that the Subsidiaries' carrying amount of the property, plant and equipment, for the purpose of preparation of the mineral based financial reports for 2016 and onward, are presented on the basis of their replacement cost (as used assets), on the date the Law entered into effect. Replacement cost is an accounting method according to International Financial Reporting Standards (IFRS), which are the accepted accounting principles in Israel, applied by the Company and its Subsidiaries. The presentation of property, plant and equipment in the Subsidiaries' financial statements based on the said method is not reflected in the Company's consolidated financial statements.

The Company received an opinion from an independent appraiser regarding the fair value of the property, plant and equipment of the Subsidiaries, which was based on the Replacement Cost methodology (as used assets) and estimated at about $6 billion as at December 31, 2015.

The operating income, as reported in the latest "excess profit report" for taxation of profits from natural resources for 2018 (with required adjustments as defined in the law), attributed to Bromine operation and Potash operation in the Dead Sea, was about $26 million and about $265 million (reflecting an average realized potash prices of about $270 per-tonne), respectively. At such level of operating income, a value of the property, plant and equipment, of above $0.3 billion for the Bromine mineral and above $2.4 billion for the Potash mineral (approximately an aggregate of $2.7 billion), would result in no natural resources tax liability. Had the Company chosen to measure property, plant and equipment under the depreciated historical cost alternative accounting method (also allowed by IFRS), the amount according to which is about $2 billion as at December 31, 2018, the level of an average realized potash price of about $220 per‑tonne would result in no natural resources tax liability. According to CRU published data, at the end of February 2020, the spot prices of granular potash imported to Brazil were $240 per‑tonne (which would imply an average realized Potash price of about $220 per-tonne).

Note 16 - Taxes on Income (cont'd)

E. Uncertain Tax Position (cont'd)

Given the mineral's price environment, its effect on the profitability of the Subsidiaries and after deduction of a 14% allowed deductible on the balance of property, plant and equipment, as stated in the law and based on the replacement cost, as at December 31, 2019, no natural resources tax liability was payable.

The tax authority's positions could be materially different, even in very significant amounts, as a result of different interpretations regarding the implementation of the Law, including regarding matters other than the carrying amount for natural resources tax purposes of the property, plant and equipment. If the above‑mentioned tax position regarding the carrying amount of the property, plant and equipment is rejected by the Israeli tax authority, meaning measurement of the property, plant and equipment, for this purpose, should have been in accordance with depreciated historical cost, the result would be an increase in the company's tax liabilities in an aggregate amount of about $180 million for the years 2016-2019.

The Company believes that it is more likely than not that its position will be accepted.

In addition to the aforementioned Taxation Law applied on the Company's minerals in the Dead Sea, there is also an obligation to pay royalties to the Israeli government, which in 2019 amounted to $102 million.

Note 16 - Taxes on Income (cont'd)

F. Deferred income taxes

1. The composition of the deferred taxes and the changes therein, are as follows:

In respect of financial position				In respect of carry forward tax losses	Total
Depreciable property, plant and equipment and intangible assets	Inventories	Provisions for employee benefits	Other
$ millions

Balance as at January 1, 2018	(291)	28	84	19	64	(96)
Changes in 2018:
Amounts recorded in the statement of income	(123)	(2)	(6)	-	55	(76)
Amounts recorded to a capital reserve	-	-	(3)	2	-	(1)
Translation differences	2	-	(1)	(1)	(2)	(2)
Balance as at December 31, 2018	(412)	26	74	20	117	(175)
Additions in respect of business combinations
Amounts recorded in the statement of income	(14)	8	3	-	(64)	(67)
Amounts recorded to a capital reserve	-	-	10	-	-	10
Translation differences	1	-	-	-	(1)	-
Balance as at December 31, 2019	(425)	34	87	20	52	(232)

2. The currencies in which the deferred taxes are denominated:

As at December 31
2019	2018
$ millions	$ millions

Euro	44	22
British Pound	16	21
U.S Dollar	(1)	(7)
Israeli Shekels	(285)	(204)
Other	(6)	(7)
	(232)	(175)

Note 16 - Taxes on Income (cont'd)

G. Taxes on income included in the income statements

1.  Composition of income tax expenses (income(

For the year ended December 31
2019	2018	2017
$ millions	$ millions	$ millions

Current taxes	91	53	208
Deferred taxes	61	76	(23)
Taxes in respect of prior years	(5)	-	(27)
	147	129	158

2.  Theoretical tax

Following is a reconciliation of the theoretical tax expense, assuming all income is taxed at the regular tax rates in Israel (see A(2) above) and the tax expense presented in the statements of income:

For the year ended December 31
2019	2018	2017
$ millions	$ millions	$ millions

Income before income taxes, as reported in the statements of income	628	1,364	505
Statutory tax rate (in Israel)	23%	23%	24%
Theoretical tax expense	144	314	121
Add (less) – the tax effect of:
Tax benefits deriving from the Law for Encouragement of Capital Investments net of natural Resources Tax	(8)	(20)	(4)
Differences deriving from additional deduction and different tax rates applicable to foreign subsidiaries	(15)	(186)	23
Tax on dividend	2	-	18
Deductible temporary differences (including carryforward losses) for which deferred taxes assets were not recorded and non–deductible expenses	17	24	15
Taxes in respect of prior years	(5)	-	(27)
Impact of change in tax rates	-	-	(13)
Differences in measurement basis (mainly ILS/USD)	15	(11)	18
Other differences	(3)	8	7
Taxes on income included in the income statements	147	129	158

Note 16 - Taxes on Income (cont'd)

H. Taxes on income relating to items recorded in equity

For the year ended December 31
2019	2018	2017
$ millions	$ millions	$ millions

Tax recorded in other comprehensive income
Actuarial gains from defined benefit plan	10	(3)	3
Change in investments at fair value through other comprehensive income	(1)	-	5
Taxes in respect of exchange rate differences on equity loan to a subsidiary included in translation adjustment	1	2	(5)
Total	10	(1)	3